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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


         The Board of Directors of Newhall Management Corporation and Partners of The Newhall Land and Farming Company:

         We consent to the use of our report incorporated herein by reference.


                                                        /s/
                                                   KPMG Peat Marwick LLP


Los Angeles, California
October 16, 1996